SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 17, 2002

                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

              0-28572                               98-0160833
      (Commission File Number)           (IRS Employer Identification No.)

         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

      Exhibit 99.1 Optimal Robotics Corp. Notice of Annual and Special Meeting of Shareholders dated May 13, 2002.

      Exhibit 99.2 Optimal Robotics Corp. Management Proxy Circular dated May 2, 2002.

      Exhibit 99.3 Optimal Robotics Corp. Class "A" shares Proxy, solicited by management for the annual and special meeting of shareholders to be held on June 20, 2002.


                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2002                Optimal Robotics Corp.
                                             (Registrant)


                                           By:   Holden L. Ostrin
                                                --------------------------------
                                                   Holden L. Ostrin
                                                   Co-Chairman


                                                                               2